Exhibit 10(b)(ii)


                                 AMENDMENT NO. 1
                                       TO
                           FIRST AMENDED AND RESTATED
                               ALLIANCE AGREEMENT


                  This Amendment (the "Amendment") is entered into as of the 25th day of February 1997, by and among THE PILLSBURY COMPANY, having its principal offices at Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota 55402 ("Pillsbury"), SENECA FOODS CORPORATION, having its principal offices at 1162 Pittsford-Victor Road, Pittsford, New York 14534 ("Seneca") and, solely for the purposes set forth in Section 23.8 of the Alliance Agreement as hereinafter defined, GRAND METROPOLITAN INCORPORATED, having its principal offices at Pillsbury Center, 200 South Sixth Street, Minneapolis, Minnesota 55402 ("GMI") and GRAND METROPOLITAN PUBLIC LIMITED COMPANY, having its principal offices in London, England, United Kingdom ("GrandMet").

                               W I T N E S S E T H

                  WHEREAS, Pillsbury and Seneca are parties to a FIRST AMENDED AND RESTATED ALLIANCE AGREEMENT entered into December 8, 1994 (the "Agreement"), and GMI is a party to that Agreement solely for the purposes set forth in
Section 23.8 thereof, and

                  WHEREAS, to meet the requirements of the lenders which finance Seneca's production of goods and other operations under the Agreement, Pillsbury, Seneca, GMI and GrandMet desire to amend Section 23.8 of the Agreement to provide that GrandMet will assume certain obligations and be entitled to certain rights, as specified in said Section.

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties agree as follows:

                  1. The following definition shall be added, in alphabetical placement, to the part of the Agreement designated DEFINITIONS.


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                            "GrandMet" means Grand Metropolitan Public Limited
                            Company, a United Kingdom limited company."

                  2. Section 23.8 of the Agreement is hereby amended to read in its entirety as follows:

                                    "23.8 GrandMet, the ultimate parent company of Pillsbury, hereby agrees, during the term of this Agreement, to be obligated, to the same degree and in the same manner as Pillsbury, to make all payments due to Seneca under Sections 3.6, 4.3, 6.2, 6.3, 7.4, 8.1 and 19.2 of this Agreement, and to be entitled to the same rights as Pillsbury under such Sections."

                  3. All other provisions of the Agreement are hereby affirmed.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers or representatives.


SENECA FOODS CORPORATION                    THE PILLSBURY COMPANY


By:      ________________________             By:      ________________________


ADDRESS FOR NOTICES:

Seneca Foods Corporation                         The Pillsbury Company
1162 Pittsford-Victor Road                       Pillsbury Center
Pittsford, New York   14534                      200 South Sixth Street
                                                 Minneapolis, Minnesota  55402

                                                 with a copy to:

                                                 The Pillsbury Company
                                                 200 South Sixth Street
                                                 Minneapolis, Minnesota 55402
                                                 Attn: General Counsel


GRAND METROPOLITAN                             GRAND METROPOLITAN
PUBLIC LIMITED COMPANY                         INCORPORATED


By:      ________________________              By:      ________________________


ADDRESS FOR NOTICES:

Grand Metropolitan PLC                         Grand Metropolitan Incorporated
8 Henrietta Place                              c/o The Pillsbury Company
London W1M 9AG                                 Pillsbury Center
England                                        200 South Sixth Street
                                               Minneapolis, Minnesota  55402
                                               Attn:  General Counsel

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